UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

SOUTHERN CALIFORNIA EDISON COMPANY
(Exact name of registrant as specified in its charter)

CALIFORNIA	001-2313	95-1240335
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2244 Walnut Grove Avenue
(P.O. Box 800)
Rosemead, California 91770
(Address of principal executive offices, including zip code)

(626) 302-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2013, Stephen E. Pickett gave notice of his decision to retire from his position as the Executive Vice President, External Relations of Southern California Edison Company ("SCE"), effective November 25, 2013.
On October 21, 2013, SCE announced that Peter T. Dietrich will phase out of his responsibilities as Chief Nuclear Officer in December 2013 and that he is beginning the process of transferring into a leadership role in SCE's Transmission and Distribution business organization.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: October 22, 2013